Exhibit 99.1

Press Release

Exar Corporation Announces Fiscal 2017 First Quarter Financial Results

Fremont, CA – August 3, 2016 - Exar Corporation (NYSE: EXAR) a leading supplier of analog mixed-signal application specific technology solutions serving the Industrial, Infrastructure, Automotive, and Audio/Video markets, today announced financial results for the Company's fiscal year 2017 first quarter, which ended on July 3, 2016. Unless otherwise indicated, all non-GAAP financial results exclude the financial results of the iML Display business, which the Company is in the process of divesting, and are presented in the GAAP results as discontinued operations.

Fiscal 2017 First Quarter Highlights

●	Net sales of $27.1 million, up 7 percent sequentially
●	GAAP gross margin of 49.2% (Non-GAAP gross margin of 51.8%)
●	GAAP operating income of $7.9 million (Non-GAAP operating income of $7.3 million, $4.0 million of which is from continuing operations)
●	GAAP EPS from continuing operations of $0.15 (Non-GAAP EPS of $0.08)
●	GAAP EPS from discontinued operations of $0.03 (Non-GAAP EPS of $0.07)
●	GAAP EPS from continuing and discontinued operations of $0.18 (Non-GAAP EPS of $0.15)

Ryan Benton, Exar’s Chief Executive Officer, commented, “We are extremely pleased with our record setting fiscal first quarter results. The team stayed focused on execution and delivered. Revenue came in at the high-end of our guidance range, driven by 16% sequential growth in the Industrial market. As anticipated, the impact of an additional week was offset by a reduction in channel inventory. Non-GAAP gross margin from continuing operations outperformed our guidance range. The impact of our on-going strategic shift of the supply chain to China continues to exceed our expectations, and is increasingly being complemented by growth in advanced product sales. We had strong execution from Exar’s core business, as non-GAAP EPS from continuing operations increased sequentially from $0.03 to $0.08.”

Mr. Benton added, “We strive to achieve operational excellence. During the quarter, total non-GAAP operating income, including discontinued operations, of $7.3 million represented a record in Exar’s 45-year history, a real testament to the strength of the Company’s earnings generation. We continue to focus and reshape the vision of Exar, and with our continued progress remain upbeat about our prospects.”

Fiscal 2017 First Quarter Highlights (Continuing Operations Only):

The following highlights the Company's financial performance on both a GAAP and supplemental non-GAAP basis. The Company provides supplemental information regarding its operating performance on a non-GAAP basis that excludes certain gains, losses, and charges, which either occur relatively infrequently or which management considers to be outside our core operating results. Non-GAAP results are not in accordance with GAAP and may not be comparable to non-GAAP information provided by other companies. Non-GAAP information should be considered a supplement to, not a substitute for, financial statements prepared in accordance with GAAP. A complete reconciliation of GAAP to non-GAAP results is attached to this press release.

Exar’s fiscal 2017 first quarter was comprised of fourteen weeks, as opposed to the usual thirteen weeks.

●	Net Sales
o	First quarter net sales of $27.1 million increased $1.8 million or 7% from the previous quarter’s $25.3 million.
●	Gross Margin
o	GAAP gross margin of 49.2% increased from 47.2% reported in the previous quarter.
o	Non-GAAP gross margin of 51.8% increased from the 50.0% reported in the previous quarter.
●	Operating Expenses
o	GAAP operating expenses of $5.5 million decreased $7.0 million from the previous quarter’s expenses of $12.5 million. Fiscal 2017 first quarter operating expenses included:
■	Gain of $9.3 million related to the sale-leaseback of our corporate headquarters.
■

Charges of (i) $1.9 million expense related to EDA tool impairment and maintenance, (ii) $1.1 million stock-based compensation expense, (iii) $0.9 million mergers and acquisitions costs, and (iv) $0.7 million purchase amortization.

o	Non-GAAP operating expenses of $10.1 million decreased $1.0 million or 10% from the previous quarter’s expenses of $11.1 million.
●	Net Income
o	GAAP net income of $7.5 million, compared to the previous quarter’s net loss of $0.4 million.
o	Non-GAAP net income of $3.8 million increased $2.3 million or 152% from the previous quarter’s net income of $1.5 million.
●	Earnings Per Share
o	GAAP diluted earnings per share of $0.15, compared to the previous quarter’s loss per share of $0.01.
o	Non-GAAP diluted earnings per share of $0.08 increased $0.05 per share from the previous quarter.

Keith Tainsky, Exar’s Chief Financial Officer, stated, “We remain committed to our fundamental goal of increasing shareholder value. We started the fiscal year with solid earnings and strong cash generation. Increasing advanced product sales and expanding the funnel of cost-down activities is a winning recipe for Exar, as evidenced by the third quarter in a row of increased non-GAAP gross margin for our core business. This contributed to solid non-GAAP EPS from continuing operations of $0.08.” Mr. Tainsky continued, “Additionally, during the first quarter we closed the sale and leaseback of our corporate facility, netting $24.1 million in cash.”

Fiscal 2017 Second Quarter Guidance (Continuing Operations Only):

For the fiscal 2017 second quarter ending October 2, 2016, the Company expects results to be as follows:

●	Net sales: Flat to up 3% sequentially
●	GAAP gross margin: 47% to 49% (Non-GAAP 51% to 53%)
●	GAAP operating expenses: $12.5 million to $13.0 million (Non-GAAP $10.0 million to $10.5 million)
●	GAAP EPS: $0.00 to $0.02 (Non-GAAP $0.07 to $0.09)

Conference Call and Prepared Remarks

Exar is providing a copy of prepared remarks in conjunction with its press release. These remarks are offered to provide stockholders and analysts with additional time and detail for analyzing results in advance of the Company’s quarterly conference call. The remarks will be available at Exar’s Investor webpage in conjunction with this press release.

As previously scheduled, the conference call will begin today, August 3, 2016 at 4:45 p.m. EDT (1:45 p.m. PDT). To access the conference call, please dial (918) 534-8424 or (844) 359-0802. The passcode for the live call is 48010625. In addition, a live webcast will be available on Exar's Investor webpage.

An archive of the conference call webcast will be available on Exar's Investor webpage after the conference call's conclusion.

About Exar

Exar’s mission is to leverage our extensive analog and mixed-signal portfolio, experience and IP to deliver leading-edge application specific technology solutions to target markets where operational excellence and reliability are valued. We service the Industrial, Infrastructure, Automotive, and Audio/Video markets by acting as an extension of the customer’s own technology organization and singularly focusing on exceeding customer expectations. For more information, visit http://www.exar.com.

Forward-Looking Statements Safe Harbor Disclosure

Except for historical information contained herein, this press release and matters discussed on the conference call contain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company remaining upbeat about its prospects, the Company’s financial outlook expectations for the second quarter ending October 2, 2016 and the Company’s commitment to its strategy to focus on its core competencies, maximize the Company’s operating cash and redeploy assets toward its fundamental goal of increasing shareholder value. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Therefore, actual outcomes and results may differ materially from what is expressed herein. For a discussion of these risks and uncertainties, the Company urges investors to review in detail the risks and uncertainties and other factors described in its Securities and Exchange Commission (SEC) filings, including, but not limited to, the “Risk Factors”, “Forward-Looking Statements” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our public reports filed with the SEC, including our annual report on Form 10-K filed with the SEC on May 27, 2016, and available on our Investor webpage and on the SEC website at www.sec.gov.

Discussion of Non-GAAP Financial Measures

The Company’s non-GAAP measures exclude charges related to stock-based compensation, amortization of acquired intangible assets, impairment charges, initial gain upon closing sale-leaseback of our corporate headquarters, restructuring charges and exit costs which include costs for personnel whose positions have been eliminated as part of a restructuring or are in the process of being eliminated as part of the discontinuation of a product line, severance costs associated with the former CEO, accruals for and proceeds received from dispute resolutions and patent litigation, merger and acquisition and related integration costs, transition services provided to and reimbursement thereof as part of a disposal group, certain income tax benefits and credits, and related income tax effects on certain excluded items. The Company excludes these items primarily because they are significant special expense and gain estimates, which management separates for consideration when evaluating and managing business operations. The Company’s management uses non-GAAP net income and non-GAAP earnings per share to evaluate its current operating results and financial results and to compare them against historical financial results. Additionally, we disclose the non-GAAP measure of free cash flow, which is derived from our net cash provided (used) by operations, less purchases of fixed assets and IP, plus proceeds from the sale of fixed assets and IP. Management believes these non-GAAP measures are useful to investors because they are frequently used by securities analysts, investors and other interested parties in evaluating the Company and provides further clarity on its profitability.

Unless otherwise indicated, all non-GAAP financial results exclude the financial results of the iML Display business, which the Company is in the process of divesting, and are presented in the GAAP results as discontinued operations.

In addition, the Company believes that providing investors with these non-GAAP measurements enhances their ability to compare the Company’s business against that of its competitors who employ and disclose similar non-GAAP measures.  However, the manner in which we calculate these non-GAAP financial measures may be different from non-GAAP methods of accounting and reporting used by the Company’s competitors to the extent their non-GAAP measures include or exclude other items.  The material limitation associated with the use of the non-GAAP financial measures is that the non-GAAP measures may not reflect the full economic impact of Exar’s activities. Accordingly, investors are cautioned not to place undue reliance on non-GAAP information. The presentation of this additional information should not be considered a substitute for net income or net income per diluted share or other measures prepared in accordance with GAAP.

Investors should refer to the reconciliation of Non-GAAP Results to GAAP Results, which is contained in this press release.

For more information, visit http://www.exar.com

For Press Inquiries Contact: press@exar.com

For Investor Relations Contact:

Keith Tainsky, CFO	Laura Guerrant-Oiye, Investor Relations
Phone: (510) 668-7201	Phone: (510) 668-7201
Email: investorrelations@exar.com	Email: laura.guerrant@exar.com

-Tables follow-

Unless otherwise indicated, all financial results presented in the following tables exclude the financial results of the iML Display business, which the Company is in the process of divesting, and are presented as discontinued operations.

FINANCIAL COMPARISON (CONTINUING OPERATIONS ONLY)

(In thousands, except per share amounts) (Unaudited)

GAAP Results	THREE MONTHS ENDED
	JULY 3, 2016		MARCH 27, 2016		JUNE 28, 2015
Industrial	$18,436	67%	$15,945	63%	$19,465	69%
Infrastructure	5,596	21%	5,757	23%	4,474	16%
Audio/Video	1,852	7%	2,102	8%	1,940	7%
Automotive	779	3%	850	3%	946	3%
Other	473	2%	689	3%	1,358	5%
Net sales	$27,136	100%	$25,343	100%	$28,183	100%

Gross profit	$13,362	49%	$11,973	47%	$12,878	46%
Operating expenses	$5,492	20%	$12,467	49%	$15,949	57%
Income (loss) from operations	$7,870	29%	$(494)	-2%	$(3,071)	-11%
Net income (loss)	$7,543	28%	$(415)	-2%	$(2,354)	-8%
Net income (loss) per share
Basic	$0.15		$(0.01)		$(0.05)
Diluted	$0.15		$(0.01)		$(0.05)

Non-GAAP Results	THREE MONTHS ENDED
	JULY 3, 2016		MARCH 27, 2016		JUNE 28, 2015
Industrial	$18,436	67%	$15,945	63%	$19,465	69%
Infrastructure	5,596	21%	5,757	23%	4,474	16%
Audio/Video	1,852	7%	2,102	8%	1,940	7%
Automotive	779	3%	850	3%	946	3%
Other	473	2%	689	3%	1,358	5%
Net sales	$27,136	100%	$25,343	100%	$28,183	100%

Gross profit	$14,070	52%	$12,664	50%	$13,572	48%
Operating expenses	$10,087	37%	$11,147	44%	$12,388	44%
Income from operations	$3,983	15%	$1,517	6%	$1,184	4%
Net income	$3,798	14%	$1,510	6%	$1,077	4%
Net income per share
Basic	$0.08		$0.03		$0.02
Diluted	$0.08		$0.03		$0.02

EXAR CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

(Unaudited)

	THREE MONTHS ENDED
	JULY 3,	MARCH 27,	JUNE 28,
	2016	2016	2015

Net sales	$19,636	$18,060	$16,806
Net sales, related party	7,500	7,283	11,377
Total net sales	27,136	25,343	28,183

Cost of sales:
Cost of sales (1)	10,411	9,694	9,776
Cost of sales, related party	2,769	3,082	4,916
Amortization of purchased intangible assets	594	594	613
Total cost of sales	13,774	13,370	15,305
Gross profit	13,362	11,973	12,878
Operating expenses:	49.2%	47.2%	45.7%
Research and development (2)	4,931	5,173	6,429
Selling, general and administrative (3)	6,564	7,188	7,746
Restructuring charges and exit costs	923	106	1,230
Merger and acquisition costs	855	-	544
Impairment of design tools	1,519	-	-
Gain on disposal of property	(9,300)	-	-
Total operating expenses	5,492	12,467	15,949
Income (loss) from operations	7,870	(494)	(3,071)

Other income and expense, net:
Interest income and other, net	2	73	(22)
Interest expense	(38)	(42)	(48)
Total other income (expense), net	(36)	31	(70)

Income (loss) before income taxes	7,834	(463)	(3,141)
Provision for (benefit from) income taxes	291	(48)	(787)
Net income (loss) from continuing operations	7,543	(415)	(2,354)
Net income (loss) from discontinued operations	1,397	(1,767)	(156)
Net income (loss)	$8,940	$(2,182)	$(2,510)

Income (loss) per share — basic
From continuing operations	$0.15	$(0.01)	$(0.05)
From discontinued operations	0.03	(0.03)	(0.00)
Income (loss) per share — basic	$0.18	$(0.04)	$(0.05)

Income (loss) per share — diluted
From continuing operations	$0.15	$(0.01)	$(0.05)
From discontinued operations	0.03	(0.03)	(0.00)
Income (loss) per share — diluted	$0.18	$(0.04)	$(0.05)

Shares used in the computation of net income (loss) per share:
Basic	48,680	48,523	47,927
Diluted	49,058	48,523	47,927

(1) Stock-based compensation included in cost of sales	$114	$97	$81
(2) Stock-based compensation included in R&D	246	156	293
(3) Stock-based compensation included in SG&A	733	720	1,349

EXAR CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(Unaudited)

	JULY 3,	MARCH 27,	JUNE 28,
	2016	2016	2015
ASSETS

Current assets:
Cash and cash equivalents	$85,276	$55,070	$55,760
Accounts receivable, net	15,539	16,130	12,331
Accounts receivable, related party, net	3,184	3,247	541
Inventories	22,104	20,807	26,727
Other current assets	2,179	1,922	3,213
Assets held for sale	92,688	93,911	103,015
Total current assets	220,970	191,087	201,587

Property, plant and equipment, net	5,159	20,299	24,354
Goodwill	31,613	31,613	31,613
Intangible assets, net	11,012	11,735	13,952
Other non-current assets	1,006	639	7,596
Total assets	$269,760	$255,373	$279,102

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$11,312	$11,258	$13,278
Accrued compensation and related benefits	2,273	2,984	3,764
Deferred income and allowances on sales to distributors	3,213	3,053	2,923
Deferred income and allowances on sales to distributors, related party	5,885	4,683	3,596
Other current liabilities	12,299	10,669	19,195
Liabilities held for sale	2,479	3,470	5,775
Total current liabilities	37,461	36,117	48,531

Long-term lease financing obligations	856	1,285	4,629
Other non-current obligations	4,314	3,422	4,379
Total liabilities	42,631	40,824	57,539

Stockholders' equity	227,129	214,549	221,563
Total liabilities and stockholders' equity	$269,760	$255,373	$279,102

EXAR CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL RECONCILIATION OF GAAP TO NON-GAAP RESULTS

(In thousands, except per share amounts)

(Unaudited)

	THREE MONTHS ENDED JULY 3, 2016
	Gross Margin	Oper. Expenses	Oper. Income	Net Income from Cont. Operations	Oper. Income from Disc. Operations	Net Income from Disc. Operations	Net Income
GAAP amount	$13,362	$5,492	$7,870	$7,543	$1,493	$1,397	$8,940
Adjustments to GAAP amounts:

Amortization of purchased intangible assets	594	(125)	719	719	1,806	1,806	2,525
Restructuring charges and other non-GAAP exit costs, net	-	(923)	923	923	109	109	1,032
Stock-based compensation	114	(979)	1,093	1,093	(52)	(52)	1,041
Merger and acquisition costs	-	(855)	855	855	-	-	855
Transition service for disposal group	-	(304)	304	304	-	-	304
Impairment of design tools	-	(1,519)	1,519	1,519	-	-	1,519
Gain on disposal of property	-	9,300	(9,300)	(9,300)	-	-	(9,300)
Income tax effects	-	-	-	142	-	160	302
Non-GAAP amount	$14,070	$10,087	$3,983	$3,798	$3,356	$3,420	$7,218
% of revenue	51.8%	37.2%	14.7%	14.0%	12.4%	12.6%	N/A
Non-GAAP net income per share				$0.08	$0.07	$0.07	$0.15
Shares used in the computation of Non-GAAP net income per share				49,281	49,281	49,281	49,281

	THREE MONTHS ENDED MARCH 27, 2016
	Gross Margin	Oper. Expenses	Oper. Income	Net Income from Cont. Operations	Oper. Income from Disc. Operations	Net Income from Disc. Operations	Net Income
GAAP amount	$11,973	$12,467	$(494)	$(415)	$(1,596)	$(1,767)	$(2,182)
Adjustments to GAAP amounts:
Amortization of purchased intangible assets	594	(125)	719	719	2,715	2,715	3,434
Restructuring charges and other non-GAAP exit costs, net	-	(106)	106	106	245	245	351
Stock-based compensation	97	(876)	973	973	177	177	1,150
Merger and acquisition costs	-	(213)	213	213	-	-	213
Accruals for legal settlement and associated costs	-	-	-	-	822	822	822
Income tax effects	-	-	-	(86)	-	117	31
Non-GAAP amount	$12,664	$11,147	$1,517	$1,510	$2,363	$2,309	$3,819
% of revenue	50.0%	44.0%	6.0%	6.0%	9.3%	9.1%	N/A
Non-GAAP net income per share				$0.03	$0.05	$0.05	$0.08
Shares used in the computation of Non-GAAP net income per share				49,052	49,052	49,052	49,052

	THREE MONTHS ENDED JUNE 28, 2015
	Gross Margin	Oper. Expenses	Oper. Income	Net Income from Cont. Operations	Oper. Income from Disc. Operations	Net Income from Disc. Operations	Net Income
GAAP amount	$12,878	$15,949	$(3,071)	$(2,354)	$732	$(156)	$(2,510)
Adjustments to GAAP amounts:
Amortization of purchased intangible assets	613	(144)	757	757	2,609	2,609	3,366
Restructuring charges and other non-GAAP exit costs, net	-	(1,231)	1,231	1,231	406	406	1,637
Stock-based compensation	81	(1,642)	1,723	1,723	214	214	1,937
Merger and acquisition costs	-	(544)	544	544	124	124	668
Income tax effects	-	-	-	(824)	-	804	(20)
Non-GAAP amount	$13,572	$12,388	$1,184	$1,077	$4,085	$4,001	$5,078
% of revenue	48.2%	44.0%	4.2%	3.8%	14.5%	14.2%	N/A
Non-GAAP net income per share				$0.02	$0.08	$0.08	$0.10
Shares used in the computation of Non-GAAP net income per share				50,167	50,167	50,167	50,167

	THREE MONTHS ENDED
	JULY 3,	MARCH 27,	JUNE 28,
	2016	2016	2015
Net cash provided by operations	4,144	2,896	1,562
Less purchases of fixed assets	(125)	(325)	(105)
Net proceeds from building sale	24,051	-	-
Payments for legal settlement and associated costs	-	1,728	-
Free cash flow	$28,070	$4,299	$1,457

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